U N I T E D   S T A T E S

                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


           Date of Report
  (Date of earliest event reported)           November 4, 1996


               B A N C O R P   H A W A I I,   I N C.
     --------------------------------------------------------
      (Exact name of registrant as specified in its charter)


       Hawaii                   1-6887            99-0148992
------------------------     -----------      ------------------
(State of incorporation)     (Commission        (IRS Employer
                             File Number)     Identification No.)


  130 Merchant Street, Honolulu, Hawaii               96813
 -----------------------------------------        ------------
 (Address of principal executive offices)          (Zip Code)


      (Registrant's telephone number,
         including area code)             (808) 847-8888

Item 5.Other Events

      A copy of a press release is filed herewith in connection with a change in Executive Management at Bank of Hawaii, a subsidiary of Bancorp Hawaii, Inc.






                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date   November 8, 1996              BANCORP HAWAII, INC.



                                     /s/ LAWRENCE M. JOHNSON
                                          (Signature)

                                     Lawrence M. Johnson
                                     Chairman of the Board and
                                     Chief Executive Officer

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549












                     BANCORP HAWAII, INC.








                ATTACHMENT TO CURRENT REPORT ON
                FORM 8-K DATED November 8, 1996
















                                  Commission File Number 1-6887

        TOM LEPPERT JOINS BANK OF HAWAII AS VICE CHAIRMAN

      HONOLULU -- (Nov. 4, 1996) -- Bank of Hawaii and Bancorp Hawaii, Inc., Chairman of the Board and Chief Executive Officer Lawrence M. Johnson announced today that Thomas C. Leppert, president - Residential and Hawaiian Commercial Operations and director, Castle & Cooke, Inc., president and chief executive officer of Castle & Cooke Properties, Inc., and chief executive officer of Castle & Cooke Homes Hawaii, Inc., has joined Bank of Hawaii as vice chairman. He will be part of the bank's Managing Committee, working closely with Johnson; President and Chief Operating Officer Richard Dahl; and Vice Chairman and Chief
Lending Officer Alton Kuioka.   Leppert was also named executive
vice president of the bank's parent company, Bancorp Hawaii, Inc.


      In addition, he will be responsible for the company's United States Mainland operations, as well as the company's Treasury and Information Management operations.

      Leppert, 42, was elected a member of Bank of Hawaii's Board of Directors in 1995 and will remain on the board. Kuioka, Dahl and Johnson are also board members.

      Leppert joined Castle & Cooke Properties, a subsidiary of
Dole Food Company, Inc., in 1989. He also served as a corporate vice president of the parent company.

      Prior to joining Castle & Cooke, he was a national partner with the Trammell Crow Company where he was responsible for the company's residential operations in the south central region of the U.S. Mainland and its strategic and administrative efforts. Prior to that, Leppert was a principal with McKinsey & Co., an international general management consulting firm, where he specialized in the financial services industry.

      In 1984, he was appointed a White House Fellow and assigned to the Department of Treasury and White House staff where he focused on international trade, finance and banking issues.

      Leppert is an active member of the community. He is past chairman and a current member of the executive committees and boards of the Bishop Museum and Hawaii Business Roundtable. He is a member of the executive committee of the University of Hawaii Foundation. He is also a member of the boards of the Nature Conservancy of Hawaii, Hawaii Visitors and Convention Bureau, Hawaii International Film Festival, the Honolulu Symphony, Hawaii Employers Council and the Chamber of Commerce, as well as a member of the Young Presidents' Organization and the Urban Land Institute.

      He holds a B.A. degree in economics from Claremont Men's
College where he was graduated cum laude and an M.B.A. with distinction from Harvard Business School.